Exhibit 10.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT WITH
ESCROW INSTRUCTIONS

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS (this “Amendment”), is made and entered into on May 17, 2024, by GSI TECHNOLOGY, INC., a Delaware corporation (“Seller”), and D.R. STEPHENS & COMPANY, LLC, a California limited liability company (“Buyer”).

RECITALS

A.       Seller and Buyer are parties to that certain Purchase and Sale Agreement With Escrow Instructions dated April 2, 2024, as amended by that certain First Amendment to Purchase and Sale Agreement With Escrow Instructions dated April 30, 2024 (as amended, the “Agreement”), for the purchase and sale of certain real property commonly known as 1213 Elko Drive in Sunnyvale, California, as described therein.

B.        Seller and Buyer desire to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and the foregoing Recitals (which are incorporated herein by this reference), and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.        Defined Terms. All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

2.         Extension of Due Diligence Period. Notwithstanding anything to the contrary contained in the Agreement, the Due Diligence Expiration Date is hereby modified to mean 5 p.m. Pacific Time on Wednesday, May 22, 2024. Accordingly, all references to “Due Diligence Expiration Date” in the Agreement shall mean the Due Diligence Expiration Date as amended by this paragraph.

3.         Miscellaneous. Except as expressly amended by this Amendment, the Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in one or more counterparts all of which, taken together, shall constitute one fully executed original. The parties agree that a signed copy of this Amendment transmitted by one party to the other party(ies) by facsimile, by electronic transmission, or by an electronic signature platform (such as DocuSign) will be binding upon the sending party to the same extent as if it had delivered a signed original of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:

GSI TECHNOLOGY, INC.,
a Delaware corporation

By:	/s/ Douglas M. Schirle
Name:	Douglas M. Schirle
Title:	CFO

BUYER:

D. R. STEPHENS & COMPANY, LLC,
a California limited liability company

By:	/s/ Lane Stephens
Name:	Lane Stephens
Title:	Manager

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